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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated July 15, 1999 included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-80657, 33-90464, 333-15043, 333-15107, 333-64185, 33-85004, 33-97756,
33-99046, 33-97754, 333-30427, and 333-64187.



ARTHUR ANDERSEN LLP



Jacksonville, Florida
July 16, 1999